SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 October 3, 2000

                                 TELIGENT, INC.
             (Exact name of Registrant as specified in its Charter)

Delaware                      000-23387                              54-18665620
(State or other              (Commission                           (IRS Employer
jurisdiction of               File No.)                           Identification
incorporation)                                                         Number)


             8065 Leesburg Pike, Suite 400, Vienna, Virginia          22182
              (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (703) 762-5100

                                       N/A

          (Former name or former address, if changed since last Report)

                              ITEM 5. OTHER EVENTS.

     On October 3, 2000, Teligent, Inc. announced that it had acquired Executive Conference Inc. ("ECI"), a teleconferencing service provider with next generation capabilities, headquartered in Wayne, New Jersey in a stock and cash transaction valued at approximately $74 million with an additional earnout payment based on ECI's future performance. The acquisition provides Teligent with market-tested expertise and experience to help expand its menu of online communications services.

     THE FOREGOING INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PRESS RELEASE ATTACHED AS AN EXHIBIT TO THIS FORM 8-K AND INCORPORATED BY REFERENCE HEREIN.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit 99 - Press Release dated October 3, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   TELIGENT, INC.

Date: October 4, 2000                              By: /s/ Laurence E. Harris
                                                           ------------------
                                                           Laurence E. Harris
                                                           Senior Vice President
                                                           and General Counsel

                                  EXHIBIT INDEX


EXHIBIT NO.          Description

99                   Press Release dated October 3, 2000